SECURITIES  AND EXCHANGE COMMISSION
     		  WASHINGTON, D.C.  20549



        			  FORM 8-K


		       CURRENT REPORT



	     Pursuant to Section 13 or 15(d) of
	    The Securities Exchange Act of 1934


	     Date of Report:  January 31, 1994



		     UNOCAL CORPORATION
		     ------------------
   (Exact name of registrant as specified in its charter)



     Delaware                           1-8483            95-3825062
     --------                           ------            ----------
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)        Identification No.)




1201 West Fifth Street, Los Angeles, California     90017
- -----------------------------------------------     -----
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600




Item 5.   Other Events



	  On January 31, 1994, the following news release was issued:



	     UNOCAL OPERATING EARNINGS UP BY 48 PERCENT FOR YEAR;
		       AT $70 MILLION FOR FOURTH QUARTER

     Los Angeles, January 31 -- Unocal Corporation today said that preliminary 1993 operating earnings, excluding the effects of accounting changes and other special items (detailed in attached table), were $347 million, or $1.29 per common share.
     This compares with full-year 1992 operating earnings, excluding special items, of $234 million, or 91 cents per common share.
     Including accounting changes and other special items, net earnings for 1993 were $213 million, or 73 cents per common share. Net earnings for 1992 were $220 million, or 85 cents per common share.
     Cash flow from operations, before working capital changes, was $1.42 billion in 1993, up 28 percent from $1.11 billion in 1992.
     Richard J. Stegemeier, Unocal chairman and chief executive officer, said that increased operating earnings for full-year 1993 reflected higher domestic natural gas prices and production, improved West Coast refining and marketing margins, lower exploration expenses, continued cost reductions, and lower interest expense.
     "For the fourth quarter, Unocal's higher U.S. natural gas volumes -- up 10 percent over fourth quarter 1992 -- indicate that our three-year accelerated development program is beginning to yield results," Stegemeier said. "However," he added, "the fourth quarter 1993 was particularly difficult with the fall in crude oil and domestic natural gas prices and lower petroleum product margins. These factors offset the production gains and depressed earnings."
     In the fourth quarter 1993, Unocal's earnings from operations, excluding special items, were $70 million, or 25 cents per common share. This compares with
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<PAGE2>
$91 million, or 34 cents per common share, a year earlier.
     Including special items, 1993 fourth quarter net earnings were $44 million, or 14 cents per common share. Net earnings for 1992 fourth quarter were $103 million, or 39 cents per common share.
     The fourth quarter 1993 special items included a $12 million writeoff of refining projects, primarily the cancellation of a portion of the work associated with the reformulated fuels program at the company's Los Angeles Refinery. Reformulated fuels programs are continuing, but with lower capital costs. The results for the quarter also reflected a $10 million charge for unusual litigation and environmental costs and a $4 million provision for the closure of the company's credit card processing facility. Credit card processing was outsourced.
     Fourth quarter 1993 cash flow from operations, before working capital changes, was $356 million, up from $334 million a year ago.
     Stegemeier noted that Unocal's worldwide average crude oil sales price was $12.47 per barrel in the fourth quarter, down from $16.23 per barrel for the same period in 1992. The average domestic natural gas sales price in the fourth quarter 1993 was $1.98 per thousand cubic feet (mcf), down from $2.07 per mcf in the fourth quarter a year ago.
     Stegemeier said the company is now 80 percent of the way toward meeting its goal of generating $700 million in after-tax proceeds from asset sales.
At year-end 1993, the company had realized proceeds of $560 million (after-
tax) from asset sales under the initiative announced in April 1992.
     In 1993, the company pared its total debt by $176 million to $3.5 billion. In April 1992 Unocal said it planned to reduce total debt by $1.5 billion by 1997. To date, total debt has been reduced by $1.2 billion under this initiative.
     Fourth quarter revenues were $1.97 billion, down from $2.46 billion in 1992. The full-year 1993 revenues were $8.34 billion, down from $10.06 billion a year ago. The company had lower operating revenues because it sold several businesses in 1992 and 1993.
     Fourth quarter capital expenditures rose to $436 million, up from $253 million a year ago. For the full-year 1993, capital expenditures were $1.25 billion, up from $959 million the previous year. The increases reflect the company's accelerated domestic development drilling program.
     Exploration expense for the fourth quarter totaled $31 million, down from $43 million a year ago. For the full-year, exploration expense was $119 million, compared with $170 million the previous year.
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<PAGE3>
PETROLEUM EXPLORATION AND PRODUCTION
- ------------------------------------
     Fourth quarter 1993 operating earnings (excluding special items) from petroleum exploration and production totaled $89 million, compared with $116 million in 1992. Full-year operating earnings were $432 million for 1993, versus $415 million in 1992.
     The quarter and full-year results reflect lower worldwide crude oil prices, higher domestic natural gas production, lower exploration costs and other cost reductions.
     Net worldwide crude oil and condensate production for the fourth quarter averaged 245,800 barrels per day, down from 251,200 barrels per day a year ago.
     Fourth quarter daily worldwide natural gas production averaged 1,626 million cubic feet in 1993, compared with 1,609 million cubic feet in 1992. The average natural gas sales price was $2.02 per mcf, down slightly from $2.05 per mcf the previous year. Increases in domestic natural gas production more than offset the decline in foreign production. This decline reflected continued curtailments in pipeline allocations for Unocal's Gulf of Thailand operations. A new pipeline, slated for start-up in February 1994, will allow Unocal to increase its Thai gas volumes.

REFINING, MARKETING AND TRANSPORTATION
- --------------------------------------
     Excluding special items, fourth quarter earnings for Unocal's refining, marketing and transportation segment totaled $39 million, compared with $43
million in 1992.   Full-year 1993 earnings for the segment were $175 million, up from $127 million in 1992.
     For the fourth quarter, margins on refined product sales were lower. The full-year results reflected higher West Coast margins and lower losses from the company's Southeast U.S. marketing operations, which are being phased out.
     In the fourth quarter, sales of petroleum products averaged 341,600 barrels per day, down from 406,000 barrels per day the previous year. The sale of the company's Auto/TruckStop system and the continuing phase out of Southeast U.S. marketing contributed to the lower product sales.

CHEMICALS
- ---------
     Unocal's chemicals segment recorded earnings (excluding special items) of $9 million in the fourth quarter and $44 million for the full-year 1993. For 1992, the chemicals segment broke even in the fourth quarter and had earnings of $24 million for the full year. The improved earnings performance was due principally to losses incurred in 1992 by businesses that have been sold, as well as improved petroleum coke operations.

GEOTHERMAL
- ----------
     Fourth quarter 1993 geothermal earnings, excluding special items, were $6 million, compared with $20 million a year ago. Full-year earnings were $22 million in
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<PAGE4>
1993, down from $45 million the previous year. Earnings for the quarter and full-year in the previous year had included the company's Imperial Valley operations, which were sold in 1993. Also affecting the quarterly and full-year comparison were higher expenses in Indonesia, where the company is actively developing new geothermal resources. In Indonesia, a 110-megawatt power plant is expected to start up in the first quarter 1994.
Corporate and Other
     Net expense for corporate and other, excluding special items, were $73 million in the fourth quarter 1993. This compares with $88 million in the same period in 1992. The 1993 fourth quarter results included a year-to-date income tax adjustment that was not allocated to the business segments.
     The adjusted full-year 1993 expenses were $326 million, versus $377 million in 1992.
     The results reflect lower interest expense and improved mineral operations. Ongoing environmental costs were higher for the full year, but lower for the quarter.


<PAGE5>



							      UNOCAL CORPORATION
						     1993 EARNINGS PRESS RELEASE SUPPLEMENT
							SPECIAL  ADJUSTMENTS - CONSOLIDATED
								  (UNAUDITED)



								 For the Three Months Ended       For the Twelve Months Ended
								 Dec. 31, 1993    Dec. 31, 1992   Dec. 31, 1993    Dec. 31, 1992
								      Dollars in millions except per share amounts
      Reported Earnings                                                     $44            $103             $213            $220
      Less special items:
	 Cumulative effect of accounting changes
	       - for postretirement health care costs (SFAS 106)              -               -             (121)              -
	       - for postemployment benefits (SFAS 112)                       -               -               (9)              -
	       - for income taxes (SFAS 109)                                  -               -                -              24
	 Major asset sales                                                    -              30               66              29
	 Unusual environmental/litigation costs                             (10)            (11)             (40)            (57)
	 Effect of Federal tax rate change on deferred taxes                  -               -              (14)              -
	 Write-down of assets                                               (12)            (20)             (12)            (20)
	 Provision for closing the Credit Card Center                        (4)              -               (4)              -
	 Restructuring costs                                                  -               -                -             (34)
	 Tax benefit on foreign exploration expense                           -              13                -              44
	   Total Special Items                                              (26)             12             (134)            (14)
      Adjusted Earnings                                                      70              91              347             234
      Less: Dividends on Preferred Stock                                      9               9               36              17
      Adjusted Earnings applicable
	 to Common Shares                                                   $61             $82             $311            $217
      Adjusted Earnings per Common Share                                  $0.25           $0.34            $1.29           $0.91




<PAGE6>


							      UNOCAL CORPORATION
						    1993 EARNINGS PRESS RELEASE SUPPLEMENT
					    SPECIAL  ADJUSTMENTS  ALLOCATED  BY  BUSINESS  SEGMENTS
								  (UNAUDITED)

								 For the Three Months Ended       For the Twelve Months Ended
								 Dec. 31, 1993    Dec. 31, 1992   Dec. 31, 1993    Dec. 31, 1992
									  Dollars in millions except per share amounts
      U.S.  PETROLEUM EXPLORATION AND PRODUCTION
      Reported Earnings                                                     $26             $86             $235            $219
      Less special items:
	 Major asset sales                                                    1               -               18               -
	 Unusual environmental/litigation costs                              (4)              -               (4)              -
	 Effect of Federal tax rate change on deferred taxes                  -               -               (5)              -
	 Restructuring costs                                                  -               -                -              (6)
	   Adjusted U.S. E&P Earnings                                       $29             $86             $226            $225

      FOREIGN  PETROLEUM EXPLORATION AND PRODUCTION
      Reported Earnings                                                     $60             $64             $212            $243
      Less special items:
	 Major asset sales                                                    -              30                5              30
	 Unusual environmental/litigation costs                               -               -                -              (9)
	 Effect of Federal tax rate change on deferred taxes                  -               -                1               -
	 Write-down of assets                                                 -              (9)               -              (9)
	 Restructuring costs                                                  -               -                -              (3)
	 Tax benefit on foreign exploration expense                           -              13                -              44
	   Adjusted Foreign E&P Earnings                                    $60             $30             $206            $190

      REFINING, MARKETING AND TRANSPORTATION
      Reported Earnings                                                     $23             $38             $166            $102
      Less special items:
	 Write-down of assets                                               (12)             (5)             (12)             (5)
	 Provision for closing the Credit Card Center                        (4)              -               (4)              -
	 Major asset sales                                                    -               -               15              (1)
	 Unusual environmental/litigation costs                               -               -               (1)             (1)
	 Effect of Federal tax rate change on deferred taxes                  -               -               (7)              -
	 Restructuring costs                                                  -               -                -             (18)
	   Adjusted RM&T Earnings                                           $39             $43             $175            $127

      CHEMICALS
      Reported Earnings                                                      $9              $0              $42             $23
      Less special items:
	 Major asset sales                                                    -               -               (1)              -
	 Effect of Federal tax rate change on deferred taxes                  -               -               (1)              -
	 Restructuring costs                                                  -               -                -              (1)
	   Adjusted Chemicals Earnings                                       $9              $0              $44             $24

      GEOTHERMAL
      Reported Earnings                                                      $5             $20              $46             $38
      Less special items:
	 Major asset sales                                                   (1)              -               25               -
	 Unusual environmental/litigation costs                               -               -                -              (6)
	 Effect of Federal tax rate change on deferred taxes                  -               -               (1)              -
	 Restructuring costs                                                  -               -                -              (1)
	   Adjusted Geothermal Earnings                                      $6             $20              $22             $45

      CORPORATE AND OTHER
      Reported Earnings                                                    ($79)          ($105)           ($358)          ($429)
      Less special items:
	 Major asset sales                                                    -               -                4               -
	 Unusual environmental/litigation costs                              (6)            (11)             (35)            (41)
	 Effect of Federal tax rate change on deferred taxes                  -               -               (1)              -
	 Write-down of assets                                                 -              (6)               -              (6)
	 Restructuring costs                                                  -               -                -              (5)
	   Adjusted Corporate and Other                                    ($73)           ($88)           ($326)          ($377)
      Total Adjusted Earnings                                               $70             $91             $347            $234
      Less: Dividends on preferred stock                                      9               9               36              17
      Adjusted Earnings Applicable to Common Shares                         $61             $82             $311            $217
      Adjusted Earnings per Common Share                                  $0.25           $0.34            $1.29           $0.91


<PAGE7>

	NEWS RELEASE                                                                  UNOCAL CORPORATION

	FINANCIAL DATA
	(UNAUDITED)


									    For the Three Months          For the Twelve Months
									     Ended December 31              Ended December 31
	Dollars in millions except per share amounts                        1993            1992         1993              1992
	Total revenues (a)                                                $1,965          $2,461       $8,344           $10,061
	Costs and other deductions (a)                                     1,908           2,303        7,733             9,712
	Earnings before income taxes                                          57             158          611               349
	Income taxes                                                          13              55          268               153
	Earnings before cumulative effect of accounting changes               44             103          343               196
	Cumulative effect of accounting changes                                -               -         (130)               24
	Net earnings                                                         $44            $103         $213              $220
	Dividends on preferred stock                                           9               9           36                17
	Net earnings applicable to common shares                             $35             $94         $177              $203


	Earnings per common share: (b)
	  Before cumulative effect of accounting changes                   $0.14           $0.39        $1.27             $0.75
	  Cumulative effect of accounting changes                              -               -        (0.54)             0.10
	  Net earnings                                                     $0.14           $0.39        $0.73             $0.85

	(a) Includes consumer excise taxes of                               $208            $238         $816              $992
	(b) Based on weighted average common
	    shares outstanding (in millions)                                 241             241          241               238






	NET EARNINGS BY BUSINESS SEGMENT
	(UNAUDITED)

									    For the Three Months          For the Twelve Months
									     Ended December 31              Ended December 31
	Millions of dollars                                                 1993            1992         1993              1992
	Petroleum
	  Exploration and Production
	   United States                                                     $26             $86         $235              $219
	   Foreign                                                            60              64          212               243
	  Refining, Marketing and Transportation (a)                          23              38          166               102
	Chemicals                                                              9               0           42                23
	Geothermal                                                             5              20           46                38
	Corporate and Other (b) (c)                                          (79)           (105)        (358)             (429)
		Sub-total                                                     44             103          343               196
	Cumulative effect of accounting changes                                -               -         (130)               24
		Total                                                        $44            $103         $213              $220

	(a) Includes equity in earnings of affiliates (after-tax) of           $15             $18          $55               $63
	(b) Includes minerals and real estate operations.
	(c) Includes net interest expense (after-tax) of                      ($47)           ($54)       ($193)            ($246)


<PAGE8>



     NEWS RELEASE                                                                  UNOCAL CORPORATION

     OPERATING HIGHLIGHTS
     (UNAUDITED)


									       For the Three Months          For the Twelve Months
										Ended December 31              Ended December 31
									   1993               1992        1993                1992
     Net daily production (a)
	 Crude oil and condensate (thousand barrels):
	   United States                                                   144.8              152.2       147.5               151.3
	   Foreign                                                         101.0               99.0        98.4               100.2
	     Total                                                         245.8              251.2       245.9               251.5

	 Natural gas (million cubic feet):
	   United States                                                   1,016                921         952                 933
	   Foreign                                                           610                688         647                 647
	     Total                                                         1,626              1,609       1,599               1,580

	 Natural gas liquids (thousand barrels)                             20.1               17.6        19.7                18.0

	 Geothermal (million kilowatt-hours)                                19.2               22.4        20.1                22.7

     Input to crude oil processing units (thousand barrels daily) (b)      285.9              290.7       287.6               286.3

     Sales of petroleum products (thousand barrels daily) (b)              341.6              406.0       344.9               417.0

     Capital expenditures (millions of dollars)                              436                253       1,249                 959

     Exploration expense (millions of dollars)                                31                 43         119                 170

     Dry hole costs (millions of dollars)                                     17                 20          45                  68

     Cash flows from operating activities (millions of dollars)
	 Excluding working capital changes                                   356                334       1,416               1,114
	 Including working capital changes                                   409                562       1,088               1,157

     Proceeds from asset sales (millions of dollars)                           7                115         586                 469

     Average sales prices
	 Crude oil and condensate (per barrel):
	   United States                                                  $11.69             $15.51      $13.68              $15.34
	   Foreign                                                        $13.80             $17.69      $15.26              $17.33
	   Worldwide                                                      $12.47             $16.23      $14.21              $15.99

	 Natural gas (per mcf):
	   United States                                                   $1.98              $2.07       $1.97               $1.74
	   Foreign                                                         $2.10              $2.02       $2.07               $2.17
	   Worldwide                                                       $2.02              $2.05       $2.01               $1.92

     (a) Includes net profits type agreements on a gross basis.
     (b) Includes the company's 50% equity portion of The UNO-VEN Company.



[TEXT]


<PAGE9>
                               			 SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                    				      UNOCAL CORPORATION
				                          -----------------
                         					 (Registrant)







				 by:  CHARLES S. MCDOWELL
				      -----------------------------
				      (Charles S. McDowell, Vice
					 President and Comptroller)










Dated:  January 31, 1994